Exhibit 10.6(b)
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated April 25th, 2006, by and among P.H. GLATFELTER COMPANY, a Pennsylvania corporation (the “Company”), on behalf of itself and each of the other Loan Parties under the Credit Agreement (as hereinafter defined), the BANKS (as defined under the Credit Agreement) parties hereto, PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks (the “Agent”).
WITNESSETH:
     WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of April 3, 2006 (the “Credit Agreement”);
     WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein.
     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows (Defined terms used herein unless otherwise amended or defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.):
1. Amendment to Section 8.1.12 [Note Issue] of the Credit Agreement.
     Clause (iii) of Section 8.1.12 [Note Issue] of the Credit Agreement (which reads as follows: “(iii) the warranties and covenants contained in the agreements governing such Required Note Refinancing shall not be more restrictive than those contained in this Agreement;”) is hereby deleted and the words “and (iv)” which follow immediately after such clause (iii) are hereby amended to read “and (iii)”.
2. Conditions to the Effectiveness of this Amendment.
     This Amendment shall be effective upon when it has been signed by the Company, the Required Banks and the Agent.
3. Force and Effect.
     Each of the parties hereto reconfirms and ratifies the Credit Agreement and all other documents executed in connection therewith, and confirms that all such documents remain in full force and effect since the date of their execution, except to the extent modified by this Amendment.
4. Governing Law.
     This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

5. Counterparts.
     This Amendment may be signed by telecopy or original in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the parties have executed this instrument under seal as of the day and year first above written.
[SIGNATURE PAGES FOLLOWS]

[SIGNATURE. PAGE 1 OF 4 TO
FIRST AMENDMENT TO CREDIT AGREEMENT]

COMPANY:

P.H. GLATFELTER COMPANY, FOR ITSELF AND EACH OTHER LOAN PARTY

By:	/s/ John C. van Roden, Jr.

Name:	John C. van Roden, Jr.
Title:	Executive Vice President & Chief Financial Officer

[SIGNATURE PAGE 2 OF 4 TO
FIRST AMENDMENT TO CREDIT AGREEMENT]

BANKS AND AGENT:

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Frank A. Pugliese

Name:	Frank A. Pugliese
Title:	Senior Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ David Dodd /s/ Mikhail Faybusovich

Name:	David Dodd Mikhail Faybusovich
Title:	Vice President Associate

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Philip R. Medsger

Name:	Philip R. Medsger
Title:	First Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Tracey E. Sawyer Calhoun

Name:	Tracey E. Sawyer Calhoun
Title:	Vice President

[SIGNATURE PAGE 3 OF 4
TO FIRST AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK

By:	/s/ William C. Washburn, Jr.

Name:	William C. Washburn, Jr.
Title:	Vice President

BANK OF AMERICA, N.A.

By:

Name:

Title:

HSBC BANK USA

By:	/s/ Wynelle Farlow

Name:	Wynelle Farlow
Title:	Vice President

CITIBANK, N.A.

By:	/s/ Christopher Webb

Name:	Christopher Webb
Title:	Senior Vice President

CITIBANK, N.A., CANADIAN BRANCH

By:

Name:

Title:

[SIGNATURE PAGE 4 OF 4 TO
FIRST AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Michael J. Gillig

Name:	Michael J. Gillig
Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:

Name:

Title:

COMERICA BANK

By:	/s/ Stacey Judd

Name:	Stacey Judd
Title:	Vice President

FIFTH THIRD BANK

By:	/s/ Jim Janovsky

Name: Title:	Jim Janovsky Vice President

COBANK, ACB

By:	/s/ Michael Tousignant

Name:	Michael Tousignant
Title:	Vice President